UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

Skillsoft Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38960	83-4388331
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Innovative Way, Suite 201 Nashua, NH	03062
(Address of principal executive offices)	(Zip Code)

(603) 324-3000

Registrant’s telephone number, including area code

Churchill Capital Corp II
640 Fifth Avenue, 12th Floor

New York, NY 10019

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Shares of Class A common stock, $0.0001 par value per share Warrants	SKIL SKIL WS	New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Unless the context otherwise requires, “we,” “us,” “our” and the “Company” refer to Skillsoft Corp., a Delaware corporation, and its consolidated subsidiaries. All references herein to the “Board” refer to the board of directors of the Company.

Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Registration Statement (as defined below) in the Section entitled “Basis of Presentation and Glossary” beginning on page i thereof, and such definitions are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 10, 2021, Churchill Capital Corp II (“Churchill”), now known as Skillsoft Corp., held a special meeting of stockholders (the “Churchill Special Meeting”). At the close of business on April 28, 2021, the record date for determination of stockholders entitled to vote at the Churchill Special Meeting, there were 86,250,000 shares of Churchill’s common stock outstanding and entitled to vote at the Churchill Special Meeting. At the Churchill Special Meeting, 63,099,075 shares Churchill’s common stock were represented by proxy, constituting a quorum and more than a majority of the shares of Churchill’s common stock entitled to vote at the Churchill Special Meeting. At the Churchill Special Meeting, Churchill’s stockholders considered the following proposals:

Proposal No. 1.    A proposal to approve the business combination, including (a) adopting the Agreement and Plan of Merger (as it may be amended and/or restated from time to time, the “Skillsoft Merger Agreement”) on October 12, 2021 with Software Luxembourg Holding S.A., a public limited liability company (société anonyme), incorporated and organized under the laws of the Grand Duchy of Luxembourg, having its registered office at Bijou, 17 Boulevard Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg, and registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B246188 (“Skillsoft”), and (b) approving the other transactions contemplated by the Skillsoft Merger Agreement and related agreements described in the joint proxy statement/prospectus (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on January 25, 2021 by Churchill, and as amended pursuant to the amendments to the Registration Statement filed with the Commission by Churchill on March 15, 2021, May 13, 2021, May 24, 2021 and May 27, 2021, respectively. The following is a tabulation of the votes with respect to this proposal, which was approved by Churchill’s stockholders:

For	Against	Abstain
61,659,940	1,409,025	30,110

Proposal No. 2.    A proposal to approve, for purposes of complying with applicable listing rules of the New York Stock Exchange (“NYSE”), the issuance of shares of Churchill Class A common stock and Churchill Class C common stock pursuant to the Skillsoft Merger Agreement. The following is a tabulation of the votes with respect to this proposal, which was approved by Churchill’s stockholders:

For	Against	Abstain
61,657,198	1,411,458	30,419

Proposal No. 3.     A proposal to adopt an amendment to Churchill’s amended and restated certificate of incorporation currently in effect. The following is a tabulation of the votes with respect to this proposal which was approved by Churchill’s stockholders:

For	Against	Abstain
61,394,593	1,669,953	34,529

Proposal No. 4.     A proposal to adopt the second amended and restated certificate of incorporation. The following is a tabulation of the votes with respect to this proposal which was approved by Churchill’s stockholders:

For	Against	Abstain
61,655,956	1,410,371	32,748

 Proposal No. 5.     A proposal to act upon, on a non-binding advisory basis, with respect to certain governance provisions in the second amended and restated certificate of incorporation in order to give holders of Churchill common stock the opportunity to present their separate views on important corporate governance procedures. The following is a tabulation of the votes with respect to this proposal which was approved by Churchill’s stockholders:

For	Against	Abstain
63,005,646	60,505	32,924

 Proposal No. 6.     A proposal to elect seven directors to serve on the Board of Directors of the Post-Combination Company until the 2022 annual meeting of stockholders, in the case of Class I directors, the 2023 annual meeting of stockholders, in the case of Class II directors, and the 2024 annual meeting of stockholders, in the case of Class III directors, and, in each case, until their respective successors are duly elected and qualified. The following is a tabulation of the votes with respect to this proposal which was approved by Churchill’s stockholders:

Director	For	Against	Abstain
Class I
Ronald W. Hovsepian	59,398,834	60,322	3,639,919
Peter Schmitt	62,989,355	61,278	48,442
Jeffrey R. Tarr	59,416,503	60,044	3,622,528

Class II
Michael Klein	59,034,260	423,155	3,641,660
Lawrence H. Summers	62,970,279	81,985	46,811

Class III
Helena B. Foulkes	62,991,269	61,878	45,928
Karen G. Mills	58,547,254	164,571	4,387,250

Proposal No. 7.     A proposal to approve, for purposes of complying with the applicable listing rules of the NYSE, the issuance of shares of Churchill Class A common stock pursuant to the subscription agreement (the “Prosus Subscription Agreement”), dated as of October 12, 2020, by and among Churchill, MIH Edtech Investments B.V. (formerly known as MIH Ventures B.V.) (“MIH Edtech Investments”) and Churchill Sponsor II LLC, which on February 16, 2021 MIH Edtech Investments assigned all of its rights, title and interest in and to, and obligations under, to MIH Learning B.V. (“Prosus”), and Prosus accepted such assignments. (including the shares issuable (i) upon Prosus’s exercise of the Prosus Top-Up Right and (ii) upon Prosus’s exercise of the Prosus Warrants). The following is a tabulation of the votes with respect to this proposal which was approved by Churchill’s stockholders:

For	Against	Abstain
61,650,591	1,392,303	56,181

Proposal No. 8.     A proposal to approve, for purposes of complying with the applicable listing rules of the NYSE, the issuance of shares of Churchill Class A common stock pursuant to the subscription agreement, dated as of October 14, 2020, by and between Churchill and SuRo Capital Corp. (“SuRo”), pursuant to which SuRo subscribed for 1,000,000 newly-issued shares of Churchill Class A common stock, at a purchase price of $10.00 per share, to be issued upon the consummation of the Skillsoft Merger Agreement. The following is a tabulation of the votes with respect to this proposal which was approved by Churchill’s stockholders:

For	Against	Abstain
61,650,501	1,391,638	56,936

Proposal No. 9.     A proposal to approve and adopt the Churchill Capital Corp II 2020 Omnibus Incentive Plan. The following is a tabulation of the votes with respect to this proposal which was approved by Churchill’s stockholders:

For	Against	Abstain
59,649,659	3,332,738	116,678

Item 8.01.	Other Events.

On June 10, 2021, the parties issued a joint press release announcing the results of the Churchill Special Meeting, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statement and Exhibits.

(d)       Exhibits.

The list of exhibits is set forth on the Exhibit Index of this Report on Form 8-K and is incorporated herein by reference.

Exhibit Number	Description
99.1	Press release, dated June 10, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2021

SKILLSOFT CORP.

By:	/s/ Ryan Murray
Ryan Murray
Chief Accounting Officer and Interim Chief Financial Officer